UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2025

Magnachip Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Magnachip Semiconductor, Ltd. 15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu Cheongju-si, Chungcheongbuk-do, 28581, Republic of Korea	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +82 (2) 6903-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K, dated March 11, 2025, that was filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2025 (the “Initial Form 8-K”) by Magnachip Semiconductor Corporation (the “Company”) concerning the decision of the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company to engage Ernst & Young Han Young (“E&Y”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 following the completion of the audit of the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 by Samil PricewaterhouseCoopers (“Samil PWC”) and the issuance of Samil PWC’s reports thereon.

Item 4.01.	Change in Registrant’s Certifying Accountant.

As previously reported in the Initial Form 8-K, on March 11, 2025, the Audit Committee of the Company approved the dismissal of Samil PWC as the Company’s independent registered public accounting firm, effective upon the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the engagement of E&Y to serve as the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2025, to be effective following the completion of Samil PWC’s engagement, and contingent upon the execution of a satisfactory engagement letter with the Company.

The reports of Samil PWC on the Company’s consolidated financial statements as of December 31, 2024 and December 31, 2023 and for each of the two years in the period ended December 31, 2024, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2024 and December 31, 2023 and the subsequent period through March 14, 2025, the effective date of Samil PWC’s dismissal, (i) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Samil PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to the satisfaction of Samil PWC, would have caused Samil PWC to make reference thereto in its reports on the consolidated financial statements for such fiscal years; and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Samil PWC with a copy of this Form 8-K/A and requested that Samil PWC furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether Samil PWC agrees with the disclosures contained herein or, if not, stating the respects in which it does not agree. The Company has received the requested letter from Samil PWC, and a copy of the letter, dated March 14, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2024 and December 31, 2023 and through the March 14, 2025, neither the Company nor anyone on its behalf consulted with E&Y regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulations S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Samil PricewaterhouseCoopers dated as of March 14, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: March 14, 2025	By:	/s/ Theodore Kim
Theodore Kim
Chief Compliance Officer, General Counsel and Secretary